Exhibit 10.3

GUARANTY

GUARANTY dated as of March 26, 2007 ("Guaranty") made jointly and severally by Roger Paglia, Howard Livingston, Jan Parent and John G. Caswell, each a resident of the State of California (each, a “Guarantor” and collectively, the “Guarantors”), in favor of John Fife (the "Lender").

WITNESSETH

WHEREAS, CenterStaging Corp., a Delaware corporation (the “Borrower”), and the Lender are parties to a secured note, dated as of even date herewith (such note, as amended, restated, supplemented or otherwise modified from time to time, being hereinafter referred to as the “Note”);

WHEREAS, pursuant to the Note, the Guarantors are required to execute and deliver to the Lender guaranties jointly and severally guaranteeing the Note and all other obligations under the Note and the pledge agreement by and between the Pledgors thereunder and the Lender of even date herewith (such pledge agreement, as amended, restated, supplemented or otherwise modified from time to time, being hereinafter referred to as the “Pledge Agreement”; the Note, the Guaranties and the Pledge Agreement, together with all other documents required to be delivered in connection herewith and therewith are collectively referred to as the “Loan Documents”); and

WHEREAS, each of the Guarantors has (a) received the sum of $1,000 for execution of this Guaranty, and (b) determined that (i) he will derive substantial benefit and advantage from the Loan and other financial accommodations made available to the Borrower under the Note and the other Loan Documents and (ii) his execution, delivery and performance of this Guaranty directly benefits, and is within the best interests of, such Guarantor;

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lender to make and maintain the Loan pursuant to the Note, each of the Guarantors hereby agrees with the Lender, jointly and severally, as follows:

Section 1. Definitions. Reference is hereby made to the Note for a statement of the terms thereof. All terms used in this Guaranty which are defined in the Note and not otherwise defined herein shall have the same meanings herein as set forth therein. As used in this Guaranty, the following terms have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

“Borrower” has the meaning specified in the preamble above.

“Guaranty” means this Guaranty.

“Guaranty Documents” means the Loan Documents and any document or agreement evidencing, related to or delivered in connection with any or all of the Guaranteed Obligations.

“Guaranteed Obligations” means any and all present and future liabilities and obligations of the Borrower and the Guarantors, or any thereof, to the Lender incurred by the Borrower or the Guarantors, or any thereof, respectively, under the Loan Documents, and whether due or to become due, secured or unsecured, absolute or contingent, joint or several, direct or indirect, acquired outright, conditionally or as collateral security by the Lender from another, liquidated or unliquidated, arising by operation of law or otherwise, together with all fees and expenses incurred in collecting any or all of the items specified in this definition or enforcing any rights under any of the Guaranty Documents, including all fees and expenses of the Lender’s counsel and of any experts and agents which may be paid or incurred by the Lender in collecting any such items or enforcing any such rights.

Section 2. Rules of Interpretation. When used in this Guaranty: (1) “or” is not exclusive, (2) a reference to a law or document includes any amendment or modification to such law or document and (3) a reference to an agreement, instrument or document includes any amendment or modification of such agreement, instrument or document.

Section 3. Guaranty. The Guarantors hereby guarantee to the Lender and his successors, endorsees, transferees and assigns the prompt and complete payment, as and when due and payable (whether at stated maturity or by required prepayment, acceleration, demand or otherwise), of all of the Guaranteed Obligations now existing or hereafter incurred will be paid strictly in accordance with their terms.

Section 4. Limitation of Liability. The obligations of the Guarantors under this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render the obligations of the Guarantors under this Guaranty subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any applicable state law.

Section 5. Type of Guaranty. This Guaranty is absolute and unconditional and as such is not subject to any conditions and each of the Guarantors is fully liable to perform all of his duties and obligations under this Guaranty as of the date of execution of this Guaranty. This Guaranty is a continuing guaranty and applies to all future Guaranteed Obligations. In addition, this Guaranty shall remain in full force and effect even if at any time there are no outstanding Guaranteed Obligations. This Guaranty is a guaranty of payment and not of collection. The obligations and liabilities of the Guarantors under this Guaranty shall not be conditioned or contingent upon the pursuit by the Lender of any right or remedy against the Borrower, the Guarantors or any other person which may be or become liable in respect of all or any part of the Guaranteed Obligations, or against any assets securing the payment of the Guaranteed Obligations or guarantee for such Guaranteed Obligations or right of setoff with respect to such Guaranteed Obligations. This Guaranty is irrevocable and as such cannot be cancelled, terminated or revoked by the Guarantors or any thereof.

Section 6. Reinstatement of Guaranty. This Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment, or any part thereof, of any of the Guaranteed Obligations are rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, the Guarantors or otherwise, all as though such payment had not been made.

The Guarantors hereby consent that, without the necessity of any reservation of rights against the Guarantors and without notice to or further assent by the Guarantors, any demand for payment of any of the Guaranteed Obligations made by the Lender may be rescinded by the Lender and any of such Guaranteed Obligations continued after such rescission.

Section 7. Security Interest. To secure the payment of the obligations of the Guarantors under this Guaranty, each of the Guarantors has executed (a) a Pledge Agreement in favor of the Lender, and granted the Lender a pledge and security interest in the Pledged Shares listed in Schedule 1 to the Pledge Agreement, and (b) a Confession of Judgment in the form annexed hereto as Exhibit 1.

Section 8.  Lender’s Rights Upon Default. In the event of a default by Borrower pursuant to the Note, Lender shall sell all of the Collateral (as defined in the Pledge Agreement), prior to exercising his rights and remedies against the Guarantors pursuant to this Guaranty.

Section 9. Waiver of Notices. Each of the Guarantors hereby waives any and all notices including (1) notice of or proof of reliance by the Lender upon this Guaranty or acceptance of this Guaranty, (2) notice of the incurrence of any Guaranteed Obligations or the renewal, extension or accrual of any such Guaranteed Obligations, (3) notice of any actions taken by the Lender, the Borrower, any of the Guarantors or any other person under any Guaranty Document, and (4) notices of nonpayment or nonperformance, protest, notices of protest and notices of dishonor.

Section 10. Waiver of Defenses. Each of the Guarantors hereby waives any and all defenses to his performance of his duties and obligations under this Guaranty, including any defense based on any of the following:

(1) any failure of the Lender to disclose to the Guarantors any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any party obligated to make payment on any and all Guaranteed Obligations, whether as principal or guarantor, now or hereafter known to the Lender,

(2) any defense to the payment of any or all the Guaranteed Obligations, including lack of validity or enforceability of any of the Guaranteed Obligations or any Guaranty Documents,

(3) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or consent to any departure from any Guaranty Document,

(4) any exchange or release of, or non-perfection of any security interest on or in any assets securing the payment of the Guaranteed Obligations,

(5) any failure to execute any other guaranty for all or any part of the Guaranteed Obligations, or any release or amendment or waiver of, or consent to any departure from, any other guaranty for any or all of the Guaranteed Obligations,

(6) any subordination of any or all of the Guaranteed Obligations,

(7)  any act or omission of the Lender in connection with the enforcement of, or the exercise of rights and remedies, including any election of, or the order of exercising any, remedies, with respect to (a) the Guaranteed Obligations, (b) any other guarantor of the Guaranteed Obligations, or (c) any assets securing the payment of the Guaranteed Obligations,

(8) any manner of application of any funds received by the Lender to Guaranteed Obligations or any other obligations owed to the Lender, whether from the sale or disposition of any assets securing the Guaranteed Obligations, from another guarantor of the Guaranteed Obligations or otherwise, and

(9) any failure to give or provide any notices, demands or protests, including those specified under Section 9 herein, entitled “Waiver of Notices”.

Section 11. Subrogation. None of the Guarantors may exercise any rights which the Guarantors may acquire by way of subrogation or contribution, whether acquired by any payment made under this Guaranty, by any setoff or application of funds of the Borrower, by the Lender or otherwise, until (1) the payment in full of the Guaranteed Obligations (after the Lender no longer has any obligation or arrangement to provide credit to the Borrower, including under or pursuant to a line of credit), and (2) the payment of all fees and expenses to be paid by the Guarantors pursuant to this Guaranty. If any amount shall be paid to the Guarantors on account of such subrogation or contribution rights at any time when all of the Guaranteed Obligations and all such other expenses shall not have been paid in full (after the Lender no longer has any obligation or arrangement to provide credit to the Borrower, including under or pursuant to a line of credit), such amount shall be held in trust for the benefit of the Lender, shall be segregated from the other funds of the Guarantors and shall forthwith be paid over to the Lender to be credited and applied in whole or in part by the Lender against the Guaranteed Obligations, whether matured or unmatured, and all such other fees and expenses in accordance with the terms of the Guaranty Documents.

Section 12. Representations. At the time of execution of this Guaranty and each time the Lender provides credit as noted above, the Guarantors, jointly and severally, represent and warrant to the Lender as follows:

(1) Name. The exact legal names of the Guarantors are the names specified in the preamble to this Guaranty. The Guarantors have not been known by any other names during the two (2) years prior to the date of the Guaranty.

(2) Location. The principal addresses of the Guarantors are as set forth in the preamble to this Guaranty.

(3) No Contravention. The execution, delivery and performance by the Guarantors of this Guaranty do not and will not (a) violate any provision of any law, order, writ, judgment, injunction, decree, determination, or award presently in effect applicable to the Guarantors, (b) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which the Guarantors, or any thereof, is a party or by which the Guarantors, or any thereof, or their respective properties may be bound or affected, or (c) result in, or require, the creation or imposition of any lien upon or with respect to any of the properties now owned or hereafter acquired by the Guarantors.

(4) Governmental Authority. No authorization, approval or other action by, and no notice to or filing with, any governmental authority is required for the due execution, delivery and performance by the Guarantors of this Guaranty.

(5) Legally Enforceable Guaranty. This Guaranty is the legal, valid and binding obligation of the Guarantors, enforceable against each of them in accordance with its terms, except to the extent that such enforcement may be limited by (a) applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights generally, or (b) general equitable principles, regardless of whether the issue of enforceability is considered in a proceeding in equity or at law.

Section 13. Remedies. The Lender shall not, by any act, delay, omission or otherwise, be deemed to have waived any of his rights or remedies under this Guaranty or otherwise. A waiver by the Lender of any right or remedy hereunder on any one occasion, shall not be construed as a ban or waiver of any such right or remedy which the Lender would have had on any future occasion, nor shall the Lender be liable for exercising or failing to exercise any such right or remedy. The rights and remedies of the Lender under this Guaranty are cumulative and, as such, are in addition to any other rights and remedies available to the Lender under law or any other agreements.

Section 14. Appointment as Attorney-in-Fact. The Guarantors hereby appoint the Lender as the attorney-in-fact for the Guarantors, with full authority in the place and stead of, and in the name of, the Guarantors, or otherwise, to exercise all rights and remedies granted to the Lender under this Guaranty and to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Guaranty.

Section 15. Indemnity and Expenses. The Guarantors hereby indemnify the Lender from and against any and all claims, losses, damages and liabilities growing out of or resulting from this Guaranty (including, without limitation, enforcement of this Guaranty), except claims, losses, damages or liabilities resulting from the Lender's gross negligence and willful misconduct.

The Guarantors will upon demand pay to the Lender the amount of any and all expenses, including the fees and expenses of his counsel and of any experts and agents, which the Lender may incur in connection with (1) any amendment to this Guaranty, (2) the administration of this Guaranty, (3) the exercise or enforcement of any of the rights of the Lender under this Guaranty, or (4) the failure by the Guarantors to perform or observe any of the provisions of this Guaranty.

Section 16. Amendments. No amendment or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantors from this Guaranty, shall in any event be effective unless the same shall be in writing and signed by the Guarantors and the Lender, and then such amendment or waiver shall be effective only in the specific instance and for the specific purpose for which given.

Section 17. Addresses for Notices. All notices and other communications provided for under this Guaranty shall be in writing and, mailed or delivered by messenger or overnight delivery service, addressed, in the case of each Guarantor at the address specified below his signature, and in the case of the Lender at the address specified below, or as to any such party at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section.

If to the Lender:

John Fife
303 East Wacker Drive
Suite 301
Chicago, IL 60601

With copies to:

Merrill E. Weber, Esq.
303 East Wacker Drive
Suite 301
Chicago, IL 60601

If to the Guarantors, or any thereof:

c/o CenterStaging Corp.
3407 Winone Ave.
Burbank, CA 91504

With copies to:

Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006

All such notices and other communications shall, when mailed, be effective three (3) days after being placed in the mails, or when delivered to a messenger or overnight delivery service, be effective one (1) day after being delivered to the messenger or overnight delivery service, in each case, addressed as specified above.

Section 18. Assignment and Transfer of Obligations. This Guaranty will bind the estate of each of the Guarantors as to Guaranteed Obligations created or incurred both before and after the bankruptcy or liquidation of the Guarantors, whether or not the Lender receives notice of such bankruptcy or liquidation. This Guaranty shall inure to the benefit of the Lender and his successors, transferees and assigns. The Guarantors may not transfer or assign their respective obligations under this Guaranty. The Lender may assign or otherwise transfer all or a portion of his rights or obligations with respect to the Guaranteed Obligations to any other party, and such other party shall then become vested with all the benefits in respect of such transferred Guaranteed Obligations granted to the Lender in this Guaranty or otherwise. The Guarantors agree that the Lender can provide information regarding the Guarantors to any prospective or actual successor, transferee or assign.

Section 19. Setoff. The Guarantors agree that, in addition to, and without limiting, any right of setoff, the Lender’s lien or counterclaim the Lender may otherwise have, the Lender shall be entitled, at his option, to offset balances (general or special, time or demand, provisional or final) held by him for the account of the Guarantors, or any thereof, at any of the offices of the Lender, in Dollars or any other currency, against any amount payable by the Guarantors to the Lender under this Guaranty which is not paid when demanded (regardless of whether such balances are then due to the Guarantors), in which case the Lender shall promptly notify the Guarantors, provided that the Lender’s failure to give such notice shall not affect the validity of such offset.

Section 20. Submission to Jurisdiction. The Guarantors hereby irrevocably submit to the jurisdiction of any federal or state court sitting in Cook County in the State of Illinois over any action or proceeding arising out of or related to this Guaranty and agrees with the Lender that personal jurisdiction over the Guarantors and the venue of any such actions or proceedings rests with such courts for purposes of any action on or related to this Guaranty. The Guarantors hereby waive personal service by manual delivery and agree that service of process may be made by prepaid certified mail directed to the Guarantors at the address of the Guarantors for notices under this Guaranty or at such other addresses as may be designated in writing by the Guarantors to the Lender, and that upon mailing of such process such service will be effective as if the Guarantors were personally served. The Guarantors agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any manner provided by law. The Guarantors further waive any objection to venue in any such action or proceeding on the basis of inconvenient forum. Notwithstanding the above, the Guarantors agree that any action on or proceeding brought against the Lender may be brought in any state or Federal court in which jurisdiction may be had.

Section 21. Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the State of Illinois without regard to its principles of conflicts of law.

Section 22. Subordination. Once a demand for payment is made on the Guarantors under this Guaranty, the Guarantors will not, individually or collectively, (1) make any demand for payment of, or take any action to accelerate, any obligation owed to the Guarantors, or any thereof, by the Borrower, (2) seek to collect payment of, or enforce any right or remedies against the Borrower, any of the obligations owed to the Guarantors, or any thereof, by the Borrower or any guarantees, credit supports, collateral or other security related to or supporting any of such obligations, or (3) commence, or join with any other creditor in commencing, any bankruptcy or similar proceeding against the Borrower. The Guarantors also agree, individually and collectively, that the payment of all obligations of the Borrower to the Guarantors shall be subordinate and junior in time and right of payment in accordance with the terms of this Section 21 to the prior payment in full (in cash) of the Guaranteed Obligations. In furtherance of such subordination, (1) to the extent possible, none of the Guarantors will take or receive from the Borrower any payments, in cash or any other property, by setoff or any other means, of any or all of the obligations owed to the Guarantors, or any thereof, by the Borrower, or purchase, redeem, or otherwise acquire any of such obligations, or change the terms or provisions of any such obligations and (2) if for any reason and under any circumstance the Guarantors, or any thereof, shall receive a payment on such obligation, whether in a bankruptcy or similar proceeding or otherwise, all such payments or distributions upon or with respect to such obligations shall be received in trust for the benefit of the Lender, shall be segregated from other funds and property held by the Guarantors and shall be forthwith paid over to the Lender in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of securities or other non-cash property) for, the payment or prepayment of the Guaranteed Obligations.

Section 23. Miscellaneous. This Guaranty is in addition to and not in limitation of any other rights and remedies the Lender may have by virtue of any other instrument or agreement previously, contemporaneously or hereafter executed by the Guarantors or any thereof or any other party or by law or otherwise. If any provision of this Guaranty is contrary to applicable law, such provision shall be deemed ineffective without invalidating the remaining provisions of this Guaranty. Titles in this Guaranty are for convenience of reference only and shall not affect the interpretation or construction of this Guaranty. This Guaranty constitutes the entire agreement between the Guarantors and the Lender with respect to the matters covered by this Guaranty and supercedes all written or oral agreements with respect to such matters.

Section 24. WAIVER OF JURY TRIAL. THE GUARANTOR EXPRESSLY WAIVES ANY AND EVERY RIGHT TO A TRIAL BY JURY IN ANY ACTION ON OR RELATED TO THIS GUARANTY.

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IN WITNESS WHEREOF, the Guarantors have duly executed and delivered this Guaranty as of the date first written above.

By:	/s/ Roger Paglia
Name:	Roger Paglia

By:	/s/ Howard Livingston
Name:	Howard Livingston

By:	/s/ Jan Parent
Name:	Jan Parent

By:	/s/ John G. Caswell
Name:	John G. Caswell